UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 14, 2026

Flutter Entertainment plc

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-37403	98-1782229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Madison Avenue New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 930-0950

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value of €0.09 per share	FLUT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2026, Flutter Entertainment plc (the “Company”) announced that the Board of Directors (the “Board”) has appointed David Kenny to the Board as a non-executive director, effective as of the conclusion of the Company’s Annual General Meeting, currently scheduled to take place on May 29, 2026. Mr. Kenny has not been appointed as a member of a Board committee at this time.

The Board has determined that Mr. Kenny is an independent director in accordance with the New York Stock Exchange listing standards.

Mr. Kenny, age 64, currently serves as the Chairman for Best Buy Co., Inc., the world’s largest specialty consumer electronics retailer. Mr. Kenny also serves as independent director of Nielsen Holdings plc, having previously held the position of Chief Executive Officer from 2018 to 2023. Before joining Nielsen, Mr. Kenny served as Chairman and Chief Executive Officer of The Weather Company, LLC from 2012 to 2016 and, following its sale to IBM, as Senior Vice President of IBM’s Watson & Cloud platform. Prior to that, Mr. Kenny served as President of Akamai Technologies, Inc., Co-Managing Partner of the Publicis Groupe S.A., Chairman and Chief Executive Officer of Digitas, Inc. and Senior Partner at Bain & Company. Currently, Mr. Kenny serves as Chairman of the Board for Teach for America. Mr. Kenny earned a B.A. in industrial administration from the GM Institute (now Kettering University) and an MBA from Harvard Business School.

Mr. Kenny will receive compensation consistent with the Company’s fee schedule for non-executive directors. The current schedule is described in the Company’s definitive Proxy Statement for its 2025 Annual General Meeting, filed with the U.S. Securities and Exchange Commission on April 24, 2025.

Mr. Kenny does not have any family relationships with any executive officer or director of the Company or its affiliates. There are no arrangements or understandings with the Company, or any other persons, under which Mr. Kenny was elected to serve as a director of the Company. In addition, Mr. Kenny is not party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On January 14, 2026, Flutter Entertainment plc released, via the Regulatory News Service in London, an announcement (the “RNS Announcement”) regarding Mr. Kenny’s appointment, which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	RNS Announcement dated January 14, 2026

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flutter Entertainment plc
(Registrant)

Date: January 14, 2026	By:	/s/ Fiona Gildea
	Name:	Fiona Gildea
	Title:	Deputy Company Secretary and Head of Governance